UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2019

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200

Florham Park, New Jersey

07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously reported, Xerox Corporation, Conduent Business Services, LLC (f/k/a Xerox Business Services, LLC), Conduent State Healthcare, LLC (f/k/a Xerox State Healthcare, LLC, f/k/a ACS State Healthcare, LLC) and Conduent Incorporated (the “Company” and, collectively with the other defendants identified above, the “Defendants”) have been a party to litigation with the State of Texas, via the Texas Office of Attorney General (the “State”) in the 53rd Judicial District Court of Travis County, Texas. On February 18, 2019, the Defendants entered into a Settlement Agreement and Release (“Agreement”) with the State and the Texas Health and Human Services Commission (the “HHSC”) that settles all claims alleged to have resulted from failures by the Defendants or Texas Medicaid & Healthcare Partnership to comply with obligations under two contracts between Conduent State Healthcare, LLC and the HHSC entered into in 2003 and 2010.

Pursuant to the terms of the Agreement the Company will pay the State $235,942,000 in full settlement of the claims asserted against the Defendants. This amount is payable in installments of: (1) $20,000,000 within 10 days of execution; (2) $20,000,000 by April 15, 2019; (3) $38,647,333.33 by July 31, 2019; (4) $78,647,333.33 by July 31, 2020; and (5) $78,647,333.33 by July 31, 2021. The Agreement does not prevent the Company from prepaying the foregoing amounts and the Company is currently considering whether to do so. The Company does not intend to make further disclosure regarding a possible prepayment unless it actually prepays such amounts in whole or in part. As part of the settlement, all proceedings in the lawsuit are suspended and the State and the HHSC will dismiss the lawsuit with prejudice and release the Defendants from all of the State’s claims after the settlement amount is paid in full. As of September 30, 2018, the Company had recorded a reserve of $110 million for this litigation. As a result of entering into the Agreement, the Company recorded an additional reserve of $113 million in the quarter ended December 31, 2018. The Defendants have not made any admission of liability or wrongdoing in entering into the Agreement.

A copy of the Agreement is filed as Exhibit 10.7(a) to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement. Additional information about the lawsuit can be found under the caption “Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission on November 9, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.7(a)	Settlement Agreement and Release dated February 18, 2019

Forward-Looking Statements

This Report and any exhibits to this Report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include, but are not limited to: government appropriations and termination rights contained in our government contracts; our ability to renew commercial and government contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our ability to attract and retain necessary technical personnel and qualified subcontractors; our ability to deliver on our contractual obligations properly and on time; competitive pressures; our significant indebtedness; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; claims of infringement of third-party intellectual property rights; the failure to comply with laws relating to individually identifiable information, and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our information systems or security systems or any service interruptions; our ability to estimate the scope of work or the costs of performance in our contracts; our continuing emphasis on and shift toward technology-led digital transactions; customer decision-making cycles and lead time for customer commitments; our ability to collect our receivables for unbilled services; a decline in revenues from or a loss or failure of significant clients; fluctuations in our non-recurring revenue; our failure to maintain a satisfactory credit rating; our ability to attract and retain key employees; increases in the cost of telephone and data services or significant interruptions in such services; our failure to develop new service offerings; our ability to modernize our information technology infrastructure and consolidate data centers; our ability to comply with data security standards; our ability to receive dividends or other payments from our subsidiaries; changes in tax and other laws and regulations; changes in government regulation and economic, strategic, political and social conditions; changes in U.S. GAAP or other applicable accounting policies; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our 2017 Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statements made by us in this report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

Date: February 19, 2019	By:	/s/ J. Michael Peffer
J. Michael Peffer
Secretary